Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford International Concentrated Growth Equities Fund

Baillie Gifford International Growth Fund

Supplement dated March 19, 2021 to the Prospectuses dated April 29, 2020 as supplemented or revised from time to time

James Anderson is expected to retire from the Manager and cease to serve as Portfolio Manager for Baillie Gifford International Concentrated Growth Equities Fund and Baillie Gifford International Growth Fund effective on or about April 30, 2022.  Therefore, effective immediately, the following sentence is added to the first row in the table in the section titled “Baillie Gifford International Concentrated Growth Equities Fund Team” and the first row in the table in the section titled “Baillie Gifford International Growth Fund Team” each under “Investment Teams” in the Prospectuses:

Mr. Anderson is expected to retire from the Manager and cease to serve as Portfolio Manager for the Fund effective on or about April 30, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE